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                                                                    EXHIBIT 10.6

                             SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (the "Agreement") is made as of December 20, 2003 by Nord Resources Corporation, a corporation incorporated and existing under the laws of Delaware (the "Subordinated Party"), in favour of Allied Gold Limited, a corporation incorporated and existing under the laws of the state of Western Australia (the "Lender"), and acknowledged by Nord Pacific Limited, a corporation incorporated and existing under the laws of the Province of New Brunswick (the "Borrower").

WHEREAS:

1. The Lender has entered into a Credit Facility Agreement with the Borrower dated as of the date hereof (such agreement as amended, modified, restated or supplemented from time to time is herein referred to as the "Credit Agreement") under which the Borrower and it Subsidiaries (collectively, the "Borrower Group") is restricted in incurring Debt, other than Permitted Debt (including a certain amount of subordinated Debt);

2. The Subordinated Party has agreed to subordinate the Subordinated Debt (as hereinafter defined) and any security held therefor, and all other obligations of the Borrower Group to the Subordinated Party now or hereafter existing, to and in favour of the prior satisfaction in full of the Senior Obligations of the Borrower Group to the Lender under the Credit Agreement;

3. The Subordinated Party, under the laws of the jurisdiction where it is organized, is duly authorized and has the capacity to execute, deliver and perform this agreement, and all things necessary have been done and performed to make this Agreement a legal, valid and binding obligation of the Subordinated Party;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the sum of Cdn.$10.00 now paid by the Lender to the Subordinated Party, the receipt and sufficiency of which is hereby acknowledged, the Subordinated Party covenants and agrees with the Lender as follows:

1.   DEFINED TERMS

All other terms and expressions used herein which are defined in the Credit Agreement shall, when used herein, and unless otherwise defined herein, have the meanings as therein ascribed to them..

In this agreement, "Proceeding" shall mean (a) dissolution, distribution of assets to creditors, winding-up, liquidation, adjustment or readjustment of debt, reorganization, compromise, arrangement with creditors, relief or composition of any member of the Borrower Group or its debts, sales in bulk or similar proceedings of, or in respect of, any member of the Borrower Group or its property, (b) any bankruptcy, insolvency, reorganization, receivership (private or court-appointed), assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any member of the Borrower Group, or similar proceedings of, or in respect of: any member of the Borrower Group, whether any of the foregoing is voluntary or involuntary. partial or complete.

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2.   "SENIOR OBLIGATIONS"/'" SUBORDINATED DEBT"

All liabilities and obligations of Borrower Group to the Lender under the Credit Agreement or any Note thereunder or under any Document, howsoever created, arising or evidenced, and whether direct or indirect, absolute or contingent, legal or equitable, now or hereafter existing, due or to become due, whether for principal, interest (including interest as provided in any Note, accruing after the filing of a petition initiating any Proceeding referred to in Section 4, whether or not such interest accrues after the filing of such petition for purposes of bankruptcy legislation or is an allowed claim in such Proceeding), fees, expenses or otherwise, are herein collectively caned "Senior Obligations".

All liabilities and obligations of each member of the Borrower Group, howsoever created, arising or evidenced, and whether direct or indirect, absolute or contingent, legal or equitable, now or hereafter existing, due or to become due (including, without limitation, the obligations of each member of the Borrower Group to the. Subordinated Party for any dividends or other amounts payable in connection with any shares, options or other securities held by the Subordinated Party in the Borrower or any member of the Borrower Group), whether for principal interest (including interest as provided in any Note, accruing after the filing of a petition initiating any Proceeding referred to in Section 4, whether or not such interest accrues after the filing of such petition for purposes of bankruptcy legislation or is an allowed claim in such Proceeding), fees, expenses or otherwise, including without ]imitation, amounts payable (i) in respect of any indemnity, (ii) in respect of any breach of a representation or a warranty or (Hi) to acquire any shares on account of the redemption provisions of the shares or in any agreement with the Subordinated Party, are hereinafter called "Subordinated Debt".

3.   POSTPONEMENT AND SUBORDINATION

(a) After the occurrence and during the continuance of an Accruing Default or an Event of Default under the Credit Agreement, so long as any Senior Obligations are outstanding, and until the Senior Obligations shall have been permanently paid in full in cash and otherwise satisfied, the payment of all Subordinated Debt shall be postponed and subordinated. to the permanent payment in full and satisfaction of all Senior Obligations. The Subordinated Party shall not take or receive from, or on behalf of, any member of the Borrower Group, in any manner J payment of (including, without limitation, payment by set-oft), or consideration (including from or by way of collateral) for the reduction of, the whole or any part of the principal of, interest on or any other amount in connection with, any Subordinated Debt or any security therefor without the prior written consent of the Lender.

(b) If a payment or other consideration is received or made on Subordinated Debt while an Accruing Default or an Event of Default is continuing, the Subordinated Party shall hold such payment in trust for the Lender, shall segregate such payment from other funds and property held by the Subordinated Party and shall forthwith pay to the Lender (to be held and applied pursuant to the terms of this Agreement and the Credit Agreement) any payments or other consideration received by it in respect of such Subordinated Debt in the same form as so received (with any necessary endorsements). Any exercise of a right of set-off which has the effect of reducing the Subordinated Debt shall be wholly ineffective as between the Subordinated Party and the

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Borrower and the Subordinated Party hereby agrees not to exercise any such right, and the Borrower shall cause each of its Subsidiaries not to exercise any such right

(c) All security of every nature and kind now or hereafter held by the Subordinated Party in connection with the Subordinated Debt is wholly postponed and subordinated to the Senior Obligations owed by the Borrower Group to the Lender in connection with the Credit Agreement, notwithstanding the dates of execution or registration of any such security, the date of crystallization of any floating charge. or any other factor of legal significance.

4.   DISTRIBUTIONS

Upon any Proceeding, all Senior Obligations shall first be permanently paid in full in cash and otherwise satisfied before the Subordinated Party shall be entitled to receive or retain any payment or distribution from any member of the Borrower Group in respect of such Proceeding or any or all of the Subordinated Debt.

5.   FILING OF CLAIMS

Upon any Proceeding, the Subordinated Party irrevocably authorizes the Lender to file on behalf of the Subordinated Party any and all claims, proofs of debt. petitions, consents, and other documents and take such other actions (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem advisable or necessary for the enforcement of any of its rights or interests hereunder; and any payment or distribution of assets or securities of any member of the Borrower Group of any kind or character, whether in cash, property or securities (including any payment that may be payable by reason of any other indebtedness of any member of the Borrower Group being subordinated to payment of the Subordinated Debt), to which the Subordinated Party would be entitled, shall be paid by the Subordinated Party or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the Lender to the extent necessary to pay permanently all Senior Obligations in full before any payment or distribution is made to the Subordinated Party.

6.   PROCEEDS HELD IN TRUST

If following the commencement any Proceeding, any payment or distribution of assets or securities of any member of the Borrower Group of any kind or character, whether in cash, property or securities, shall be received by the Subordinated Party before all Senior Obligations are permanently paid in full. such payment or distribution will be held in trust for the benefit of; shat! be segregated from other funds and property held by the Subordinated Party, and shall promptly be paid over in the form received (duly endorsed. if necessary, to the Lender) to the Lender for application to the payment of Senior Obligations until all Senior Obligations shall have been permanently paid in full.

7.   RECORDS

The Subordinated Party will mark its books and records so as to clearly indicate that the Subordinated Debt is subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time

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evidences any Subordinated Debt a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement

8.   APPLICATION OF PROCEEDS

All payments and distributions received by the Subordinated Party in respect of Subordinated Debt, to the extent required to be paid to the Lender hereunder, to the extent received in or converted into cash, may on receipt by the Lender be applied by the Lender first to the payment of any and all expenses (including solicitors' fees on a solicitor and his own client basis) paid or incurred by the Lender in enforcing the provisions hereof or in endeavouring to collect or realize upon any Subordinated Debt or any security therefor, and any balance thereof shall, solely as between the Subordinated Party and the Lender, be applied by the Lender to the payment of Senior Obligations until permanently paid in full in such order of application as the Lender may from time to time select. Notwithstanding any such payments or distributions received by the Lender in respect of Subordinated Debt and so applied by the Lender toward the payment of Senior Obligations, the Subordinated Party shall not be subrogated to the then existing rights of the Lender, if any, in respect of the Senior Obligations until such time as the Lender shall have received final payment of the full amount of the Senior Obligations.

9.   WAIVER OF NOTICE AND DILIGENCE

The Subordinated Party hereby waives:

(a) notice of acceptance by the Lender of this instrument;

(b) notice of the existence or creation or non-payment of all or any Senior Obligations; and

(c) all diligence in collection or protection of or realization upon the Senior Obligations or any thereof or any security therefore.

10.  COVENANTS OF THE SUBORDINATED PARTY

The Subordinated Party will not, until the Senior Obligations is permanently paid in fun, without the prior written consent of the Lender:

(a) subordinate any Subordinated Debt or any rights in respect thereof to any liabilities, obligations or indebtedness other than the Senior Obligations, or transfer or assign any Subordinated Debt;

(b) take from any member of the Borrower Group any additional collateral security for any Subordinated Debt;

(c) commence, or join with any other creditor other than the Lender in commencing, or directly or indirectly cause any member of the Borrower Group to commence, or assist any member of the Borrower Group in commencing, any Proceeding with respect to any member of the Borrower Group;

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(d) commence any action in any court for the enforcement of the Subordinated
Debt; or

(e) take, sue for) ask or demand from any member of the Borrower Group payment of any or all of the Subordinated Debt.

11.  CONTINUING AGREEMENT

The subordination and postponement provisions hereof shall in all respects be a continuing agreement and shall remain in full force and effect until the final and indefeasible payment in full in cash of the Senior Obligations.

12.  RIGHTS OF THE LENDER

The Lender may, from time to time, in its sole discretion and without notice to the Subordinated Party, and without affecting the subordination and postponement hereunder, take all or any of the following actions:

(a) retain or obtain any security interest in any property to secure any Senior Obligations;

(b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any Senior Obligations;

(c) extend or renew any Senior Obligations for one or more periods (whether or not longer than the original period), alter or exchange any Senior Obligations, or release or compromise any obligation of any nature of any obligor with respect to any Senior Obligations; and

(d) fail to perfect, or release, any of its security interests in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any Senior Obligations, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

13.  ASSIGNMENT BY THE LENDER

The Lender may, from time to time in its sole discretion and without notice to the Subordinated Party, assign or transfer any or all of the Senior Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Obligations shall be and remain Senior Obligations for the purposes hereof, and every immediate and successive assignee or transferee of any Senior Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Obligations, be entitled to the full benefits hereof

14.  NO IMPAIRMENT

The Lender shall not be prejudiced in its rights hereunder by any act or failure to act of the Subordinated Party or any non-compliance by the Subordinated Party with any agreement or obligation, regardless of any knowledge thereof which the Lender may have or with which the Lender may be charged; and the Subordinated Party shall promptly notify the Lender of the

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occurrence of any default or accruing default under the Subordinated Debt, and no action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender or the obligations of the Subordinated Party hereunder.

15.  WAIVER

No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any right or remedy, nor shall any modification, waiver or discharge of any of the provisions hereof be binding upon the Lender except as expressly set forth in writing duty signed and delivered by or on behalf of the Lender.

16.  EFFECTIVENESS

The subordination and postponement herein contained shall be effective notwithstanding any right or power of the Subordinated Party or anyone else to assert any claim or defence as to the invalidity or unenforceability of any obligation of the Subordinated Party hereunder, in whole or in part, or any determination by any court or other tribunal as to such invalidity or unenforceability, and no such claim, defence or determination shall affect or impair the agreements and obligations of the Subordinated Party hereunder. The provisions of this Section 16 shall continue to be effective or be reinstated, as the case may be, if at any time any of the Senior Obligations are rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy, or reorganization of any member of the Borrower Group or otherwise, all as though such payment had not been made.

17.  FURTHER ASSURANCES

The Subordinated Party covenants and agrees, at the request of the Lender, from time to time to do, make and execute all such further assignments, deeds, documents, acts, matters and things as may be required by the Lender to give effect to these presents or in the exercise of the powers of the Lender hereby conferred or to enable the Lender to exercise and enforce its rights and remedies hereunder, and the Subordinated Party hereby constitutes and appoints the Lender the true and lawful attorney of the Subordinated Party, irrevocable, with full power of substitution, to do, make and execute all such assignments, deeds, documents, acts, matters and things as the Subordinated Party has agreed by these presents to do, make and execute or as may be required to give effect to these presents or in the exercise of the powers on the Lender hereby conferred, with the right to use the name of the Subordinated Party whenever and wherever it may be deemed necessary or expedient.

18.  ENUREMENT

This Agreement shall be binding on the Subordinated Party and the successors and permitted assigns of the Subordinated Party and shall enure to the benefit of, and be enforceable by, the Lender and its successors and permitted assigns.

19.  GOVERNING LAW

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This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the substantive laws of the state of Western Australia and the laws of Australia applicable therein. The Subordinated Party hereby submits to the non-exclusive jurisdiction of the courts of the state of Western Australia in connection herewith.

20.  DESCRIPTIVE HEADINGS

The descriptive headings contained in this agreement are inserted for convenience only and shall not be considered in the interpretation of this Agreement.

21.  INVALIDITY OF PROVISIONS

In case any of the provisions of this Agreement are or are determined to be invalid, illegal or enforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

22.  TERMINATION

The Subordination Agreement may be terminated and released by the Lender at any time by notice in writing to that effect.

     IN WITNESS WHEREOF the Subordinated Party has executed and delivered these presents under the hands of its proper officers duly authorized in that behalf

NORD RESOURCES CORPORATION


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

The provisions of this Agreement are hereby agreed to and acknowledged this 20th day of December. Borrower covenants to refrain from taking and not to take, and to cause its Subsidiaries to refrain from taking and not to take, any actions which would cause a contravention of this Agreement, including, without limitation, effecting any set-off of obligations of the Subordinated Party to any member of the Borrower Group against obligations of any member of the Borrower Group to the Subordinated Party, and each member of the Borrower Group specifically acknowledges the provisions of Subsections 3(a) and (b) hereof in that regard.

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NORD PACIFIC LIMITED

By: /s/ Nord Pacific Limited
    ---------------------------------
    President

                                        C/S


By:
    ---------------------------------